                                   TERM SHEET

                             LICENSING ARRANGEMENT
                                    BETWEEN
                                  ONCOR, INC.
                                      AND
                                 ONCORMED, INC.

THIS TERM SHEET CONSTITUTES A BINDING OBLIGATION OF EACH OF ONCOR, INC., A MARYLAND CORPORATION ("ONCOR"), AND ONCORMED, INC., A DELAWARE CORPORATION ("ONCORMED"). ONCOR AND ONCORMED AGREE TO NEGOTIATE IN GOOD FAITH TO AMEND AND RESTATE THE EXISTING AGREEMENT (AS DEFINED BELOW). SUCH AMENDED AND RESTATED AGREEMENT SHALL BE REFERRED TO HEREIN AS THE "NEW AGREEMENT." IN THE EVENT THAT ANY TERM OR CONDITION OF THE EXISTING AGREEMENT CONFLICTS WITH THE AGREED UPON TERMS AND CONDITIONS SET FORTH HEREIN, THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL GOVERN AND CONTROL AND SHALL BE INCORPORATED INTO THE NEW AGREEMENT AND SUPERSEDE ANY CONFLICTING TERMS AND CONDITIONS OF THE EXISTING AGREEMENT. THE NEW AGREEMENT, IF AND WHEN EXECUTED, SHALL SUPERSEDE THE EXISTING AGREEMENT AND THIS TERM SHEET.

 AMENDED AND RESTATED TECHNOLOGY LICENSE AGREEMENT

 CURRENT ARRANGEMENT                          Restated Technology License
                                              Agreement, dated as of June 6,
                                              1994 (the "Existing Agreement").

 PARTIES                                      Oncor and OncorMed (collectively,
                                              the "Parties").

 DEFINED TERMS                                Capitalized terms used but not
                                              defined herein shall have the
                                              meanings ascribed to such terms
                                              in the Existing Agreement.

 IMPROVEMENTS TO ONCOR TECHNOLOGY;            In consideration for the
 ONCORMED TECHNOLOGY;                         amendments to the Existing
 ASSIGNMENT                                   Agreement set forth herein and
                                              in the New Agreement, OncorMed
                                              agrees that any existing and
                                              future Improvements, whether
                                              discovered, invented, developed
                                              or acquired by OncorMed, to Oncor
                                              Technology or Additional Oncor
                                              Technology shall automatically be
                                              assigned to Oncor without any
                                              further consideration.  Oncor
                                              Technology and existing
                                              Improvements to Oncor Technology,
                                              discovered, invented, developed
                                              or acquired by OncorMed, are set
                                              forth on Schedule A hereto.

                                              In consideration for the
                                              amendments to the Existing
                                              Agreement set forth herein and in
                                              the New Agreement, OncorMed shall
                                              be assigned ownership rights to
                                              all existing and future OncorMed
                                              Technology (except Improvements,
                                              whether discovered, invented,
                                              developed or acquired by
                                              OncorMed, to Oncor Technology or
                                              Additional Oncor Technology which
                                              shall automatically be assigned
                                              to Oncor without any further
                                              consideration).  Existing
                                              OncorMed Technology is set forth
                                              on Schedule A hereto.

CONFIDENTIAL TREATMENT HAS BEEN GRANTED PURSUANT TO RULE 246-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              The Parties will take all steps
                                              necessary to promptly perfect the
                                              assignment and transfer of (i)
                                              the Improvements to the Oncor
                                              Technology and (ii) the OncorMed
                                              Technology without any further
                                              consideration.

 LICENSE In addition to an exclusive license set forth in the Existing Agreement in the OncorMed Defined Field, the New Agreement shall provide that Oncor shall license to OncorMed, on a non-exclusive basis, the Oncor Technology and the existing and future
                                              Improvements to Oncor Technology
                                              assigned to it for use in the
                                              "New Defined Field," which shall
                                              be defined as: "The provision by
                                              OncorMed of services direct to
                                              third parties other than the
                                              services that are included in the
                                              OncorMed Defined Field." The
                                              exclusive and non-exclusive
                                              license described in the
                                              immediately preceding sentence
                                              shall be referred to herein as
                                              the "License."  OncorMed shall
                                              not have the right to grant
                                              sublicenses of any rights
                                              exclusively licensed to it by
                                              Oncor within the OncorMed Defined
                                              Field pursuant to the terms of
                                              the Existing Agreement or the New
                                              Agreement, except with the prior
                                              written approval of Oncor, which
                                              approval shall not be
                                              unreasonably withheld.  OncorMed
                                              shall not have the right to grant
                                              sublicenses of any rights
                                              non-exclusively licensed to it by
                                              Oncor within the New Defined
                                              Field pursuant to the terms of
                                              the Existing Agreement or the New
                                              Agreement, except with the prior
                                              written approval of Oncor, which
                                              approval may be withheld at
                                              Oncor's sole discretion.
 PAYMENTS In lieu of the royalty payment (the "Existing Royalty Payment") set forth in the Existing
                                              Agreement, the New Agreement
                                              shall provide that OncorMed shall
                                              make payments to Oncor (the "New
                                              Payments") equal to the
                                              percentage set forth below of (1)
                                              OncorMed's annual Net Sales (as
                                              reported in OncorMed's quarterly
                                              and annual reports filed from
                                              time to time with the Securities
                                              and Exchange Commission) less (2)
                                              any such Net Sales as shall be
                                              mutually agreed from time to time
                                              by the Parties ((1) less (2)
                                              shall be referred to as the "Base
                                              Revenue").  The payments due
                                              shall be calculated as follows:
                                              (i) for aggregate annual Base
                                              Revenues of up to (****), the
                                              payment due shall be four percent
                                              (4%) of such Base Revenues, (ii)
                                              for aggregate annual Base
                                              Revenues of between (****) and
                                              (****), the payment due shall be
                                              three percent (3%) of such Base
                                              Revenues, and (iii) for aggregate
                                              annual Base Revenues in excess of
                                              (****), the payment due shall be
                                              two percent (2%) of such Base
                                              Revenues.  The payments due shall
                                              be calculated and paid quarterly
                                              in arrears within forty-five (45)
                                              days of the end of the previous
                                              quarter.  "Net Sales" shall be
                                              defined as: "gross revenues and
                                              fees due to OncorMed and its
                                              sublicensees (which have been
                                              approved by Oncor) from the sale
                                              of any service less (i) any
                                              allowances actually made and
                                              taken for returns, refunds or
                                              recalls; trade discounts actually
                                              allowed in amounts and for
                                              purposes customary in the trade;
                                              an allowance for actual bad
                                              debts, not to exceed six percent
                                              (6%) of gross revenues and fees;
                                              sales, use, value-added and
                                              similar taxes and duties and
                                              similar governmental assessments;
                                              transportation, packing and
                                              shipping insurance actually paid;
                                              and the direct costs (as
                                              determined in accordance with
                                              generally accepted accounting
                                              principles) to OncorMed and its
                                              sublicensees (which sublicensees
                                              have been approved by Oncor) of
                                              any reagents, chemicals, supplies
                                              and materials used in providing
                                              the service."  During the first
                                              year the New Agreement is in
                                              effect, OncorMed shall be
                                              obligated to pay at least a
                                              minimum payment equal to $50,000
                                              per quarter.  During the second
                                              year the New Agreement is in
                                              effect, OncorMed shall be
                                              obligated to pay at least a
                                              minimum payment equal to $25,000
                                              per quarter.  Thereafter,
                                              OncorMed shall not be obligated
                                              to pay Oncor a minimum payment.
                                              Upon the execution of the New
                                              Agreement, OncorMed shall have no
                                              further obligation to pay the
                                              Existing Royalty Payment Amounts.
                                              The New Payments will go into
                                              effect on April 1, 1997.

                                              ****     Denotes language for
                                                       which confidential
                                                       treatment has been
                                                       granted pursuant to the
                                                       rules and regulations
                                                       of the Securities
                                                       Exchange Act of 1934,
                                                       as amended.

 OWNERSHIP RIGHTS                             Oncor shall own all proprietary
                                              rights, interest in and title to
                                              all (a) Oncor Technology it has
                                              discovered, invented, developed
                                              or acquired, and (b) Additional
                                              Oncor Technology, and that Oncor
                                              alone shall have a direct license
                                              with the licensor of those parts
                                              of the Oncor Technology and
                                              Additional Oncor Technology which
                                              are licensed to Oncor by third
                                              parties.  OncorMed shall own all
                                              proprietary rights, interest in
                                              and title to all OncorMed
                                              Technology and that OncorMed
                                              alone shall have a direct license
                                              with the licensor of those parts
                                              of the OncorMed Technology which
                                              are licensed to OncorMed by third
                                              parties.  Oncor shall own all
                                              Improvements, whether discovered,
                                              invented, developed or acquired
                                              by OncorMed, to Oncor Technology
                                              and Additional Oncor Technology.

 RIGHT OF FIRST OFFER                         Except for Improvements to Oncor
                                              Technology or Additional Oncor
                                              Technology either discovered,
                                              invented, developed or acquired
                                              by OncorMed and assigned to Oncor
                                              pursuant to the terms set forth
                                              herein, and subject to certain
                                              contractual provisions in which
                                              third parties limit the
                                              transferability of licensed,
                                              assigned or otherwise transferred
                                              technology, prior to the license
                                              or disposition (whether by
                                              assignment or license) to a third
                                              party of Oncor Technology,
                                              Additional Oncor Technology, or
                                              OncorMed Technology (in each case
                                              "Transferable Technology"), the
                                              offering party shall offer the
                                              other party terms for a license
                                              or assignment, and the other
                                              party shall have a thirty (30)
                                              day period in which to license or
                                              acquire the Transferable
                                              Technology on the offered terms.
                                              If the offer is declined or is
                                              not accepted during such period,
                                              the offering party may license or
                                              dispose (whether by assignment,
                                              transfer or license) of the
                                              Transferable Technology to a
                                              third party on terms no more
                                              favorable to the third party than
                                              the terms offered by such
                                              offering party to the other party
                                              to the New Agreement.  If the
                                              offer is accepted, the Parties
                                              agree to negotiate in good faith
                                              the terms and conditions of any
                                              such license or acquisition
                                              agreement; provided, however,
                                              that if the Parties are unable to
                                              agree upon the terms and
                                              conditions of any such license or
                                              acquisition agreement within
                                              thirty (30) days of the
                                              acceptance of the offer, the
                                              offering party may license or
                                              dispose (whether by assignment,
                                              transfer or license) of the
                                              Transferable Technology to a
                                              third party on terms no more
                                              favorable to the third party than
                                              the terms offered by such
                                              offering party to the other party
                                              to the New Agreement.

 BRCA1 TECHNOLOGY                             Notwithstanding the right of
                                              first offer referenced above,
                                              in the event a patent is allowed
                                              to OncorMed on BRCA1 technology
                                              OncorMed shall offer
                                              Oncor terms for a license or
                                              assignment of such technology,
                                              and the Parties shall enter into
                                              good faith negotiations for a
                                              license or assignment agreement
                                              on terms and conditions mutually
                                              acceptable to both Parties.  In
                                              the event that the Parties are
                                              not able to reach agreement
                                              within ninety (90) days from the
                                              date Oncor first receives such
                                              offer, then OncorMed shall be
                                              entitled to license or assign
                                              such technology to third parties
                                              on terms that are no more
                                              favorable to the third party than
                                              the final terms offered by
                                              OncorMed to Oncor during such
                                              ninety (90) day period (the
                                              "Consideration Period").

 BRCA2 TECHNOLOGY                             At any time prior to the end of
                                              the Consideration Period, Oncor
                                              can exercise a right to enter
                                              into a sublicense for any (****)
                                              technology licensed, acquired or
                                              developed by OncorMed in which
                                              (i) Oncor will pay Fifty Percent
                                              (50%) of the direct expenses
                                              associated with BRCA2 technology
                                              and (ii) Oncor will share in
                                              Fifty Percent (50%) of the revenue
                                              derived from the BRCA2 technology.

 PROPRIETARY RIGHTS                           Oncor will retain the right and
                                              discretion to apply for,
                                              prosecute, maintain and defend
                                              all Proprietary Rights in the
                                              Oncor Technology, the Additional
                                              Oncor Technology and the
                                              Improvements thereto discovered,
                                              invented, developed or acquired
                                              by OncorMed.  OncorMed will
                                              retain the right and discretion
                                              to apply for, prosecute, maintain
                                              and defend all Proprietary Rights
                                              in the OncorMed Technology (other
                                              than Improvements, whether
                                              discovered, invented, developed
                                              or acquired by OncorMed, to Oncor
                                              Technology and Additional Oncor
                                              Technology).

 PUBLICATIONS                                 OncorMed shall be entitled at its
                                              sole discretion to make any
                                              publication, public announcement,
                                              press release or other disclosure
                                              which incorporates or makes
                                              reference to OncorMed Technology
                                              (other than Improvements, whether
                                              discovered, invented, developed
                                              or acquired by OncorMed, to Oncor
                                              Technology and Additional Oncor
                                              Technology).  OncorMed shall have
                                              no obligation to inform Oncor of
                                              any such publication, public
                                              announcement, press release or
                                              other disclosure.

                                              ****     Denotes language for
                                                       which confidential
                                                       treatment has been
                                                       granted pursuant to the
                                                       rules and regulations
                                                       of the Securities
                                                       Exchange Act of 1934, as
                                                       amended.

 ENFORCEMENT                                  Oncor shall have the sole right
                                              to enforce any Proprietary Right
                                              to the Oncor Technology, the
                                              Additional Oncor Technology and
                                              the Improvements thereto
                                              discovered, invented, developed or
                                              acquired by OncorMed. OncorMed
                                              shall have the sole right to
                                              enforce any Proprietary Right to
                                              the OncorMed Technology (other
                                              than Improvements, whether
                                              discovered, invented, developed or
                                              acquired by OncorMed, to Oncor
                                              Technology and Additional Oncor
                                              Technology).


 CHANGE IN CONTROL                            Upon a Change in Control of
                                              OncorMed, the acquiring party
                                              shall have the option to either
                                              (i) maintain the New Agreement or
                                              (ii) terminate the New Agreement
                                              provided that (A) the acquiring
                                              pays the Termination Payments and
                                              (B) the acquiring party shall
                                              have the option to retain the
                                              License in exchange for a (****)
                                              royalty on Net Sales derived from
                                              the technology subject to the
                                              License. Upon a Change in Control
                                              of Oncor, the acquiring party
                                              shall have the option to either
                                              (i) maintain the New Agreement or
                                              (ii) terminate the New Agreement
                                              provided that the License (on a
                                              royalty-free basis) shall remain
                                              in full force and effect
                                              notwithstanding such termination.
                                              In addition, the licenses or
                                              sublicenses that may be
                                              negotiated in the future between
                                              the Parties pursuant as
                                              contemplated herein shall have
                                              separate change in control
                                              provisions that govern. The term
                                              "Change in Control" shall be
                                              defined as: (i) a stockholder
                                              approved merger or consolidation
                                              in which securities possessing
                                              more than fifty percent (50%) of
                                              the total combined voting power
                                              of the outstanding securities of
                                              either Oncor or OncorMed, as the
                                              case may be, are transferred to a
                                              person or persons different from
                                              the persons holding such
                                              securities immediately prior to
                                              such transaction, or (ii) a
                                              stockholder approved sale,
                                              transfer or other disposition of
                                              all or substantially all of the
                                              assets of Oncor or OncorMed, as
                                              the case may be, assets in
                                              complete liquidation or
                                              dissolution of Oncor or OncorMed,
                                              as the case may be." The term
                                              "Termination Payments" shall be
                                              defined as: "An amount equal to
                                              the higher of (i) (****) and (ii)
                                              (****). At the election of the
                                              acquiring party, the Termination
                                              Payments shall be made either (i)
                                              quarterly in arrears within
                                              forty-five (45) days of the end
                                              of the previous quarter until
                                              June 4, 2004 (prorated for any
                                              partial quarters as
                                              appropriate) or (ii) in one lump
                                              sum payment of the then net
                                              present value of the future
                                              Termination Payments as
                                              determined by mutual agreement
                                              between Oncor and the acquiring
                                              party.


 CONFIDENTIALITY                              Section 12(c) of the Existing
                                              Agreement shall be amended to
                                              read as follows: "Upon any
                                              termination of this Agreement,
                                              each party will promptly return
                                              or destroy any Proprietary
                                              Information of the other and any
                                              copies, extracts and derivatives
                                              thereof, except as otherwise set
                                              forth in this Agreement;
                                              provided, however, that each
                                              party shall be entitled to retain
                                              one copy of such Proprietary
                                              Information for its corporate
                                              files solely for use in any
                                              litigation or dispute involving
                                              such Proprietary Information.



                                              ****     Denotes language for
                                                       which confidential
                                                       treatment has been
                                                       granted pursuant to
                                                       the rules and
                                                       regulations of the
                                                       Securities Exchange Act
                                                       of 1934, as amended.

                 IN WITNESS WHEREOF, the parties hereto have executed this Term Sheet as of the 24th day of February, 1997.


                                ACCEPTED AND AGREED:

                                ONCOR, INC.



                                By: /s/ Cecil Kost
                                    ---------------------------------------
                                Name:  Cecil Kost
                                      -------------------------------------
                                Title:   President and COO
                                       ------------------------------------


                                ONCORMED, INC.



                                By: /s/ Doug Dolginow
                                    ---------------------------------------
                                Name:  Doug Dolginow
                                      -------------------------------------
                                Title:   President
                                       ------------------------------------

                                   SCHEDULE A


I.       (****)

II.      (****)

III.     (****)





**** Denotes language for which confidential treatment has been granted pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.